SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) February 27, 1996




                         MILLER BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
         (State or other jurisdiction of incorporation or organization)




                  0-14651                    36-3228778
       (Commission File number)     (I.R.S. Employer Identification No.)




              58120 County Road 3 South
              P.O. Box 1283
              Elkhart, Indiana                          46515
             (Address of principal executive offices)           (Zip Code)



                                 (219) 295-1214
            (Registrant's telephone number, including area code)





PART II

Item 5.    Other Events


     Pursuant to instruction F of Form 8-K, the information contained in the press releases as Exhibit 20.1 (related to the discontinuance of negotiations to acquire Whitley Manufacturing Company, Inc.) and Exhibit
20.2 (relating to a $1.9 million supply contract for Miller Telecom Services, Inc.) hereto is hereby incorporated by reference in answer to
Item 5 of this Form 8-K.










































                                       2


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                MILLER BUILDING SYSTEMS, INC.

Date:  March 5, 1996

                                By:  \Edward C. Craig
                                     Edward C. Craig,
                                     President and Chief
                                     Executive Officer




































                                       3
                                LIST OF EXHIBITS


Exhibit
Number

20.1 Press release dated February 27, 1996, announcing the discontinuance of negotiations to acquire Whitley Manufacturing Company, Inc. of South Whitley, Indiana.


20.2 Press release dated February 28, 1996, announcing a $1.9 million supply contract for Miller Telecom Services, Inc.








































                                       4
                                                       Exhibit 20.1

                                        Miller Building Systems, Inc.
                                        P.O. Box 1283
                                        Elkhart, Indiana  46515
                                        (219) 295-1214
                                        FAX (219) 295-2232




FOR IMMEDIATE RELEASE

( MTIK - NASDAQ )

February 27, 1996


                         MILLER BUILDING SYSTEMS, INC.
                         DISCONTINUES ACQUISITION TALKS


MILLER BUILDING SYSTEMS, INC. ("Miller") and Whitley Manufacturing Company, Inc. of South Whitley, Indiana ("Whitley") announced that the parties have agreed to discontinue negotiations relating to the acquisition of Whitley by Miller.

Edward C. Craig, President and Chief Executive Officer, of Miller, stated "Miller will continue to examine consolidating opportunities in the commercial modular industry, however its main focus will be on expanding its telecommunications business to keep up with the growing demand."

Miller Building Systems, Inc. through its subsidiaries, Miller Structures, Inc. and Miller Telecom, Inc. markets, designs, fabricates, and distributes building modules. These modules are completed in the factory to provide finished units at the job site. A broad variety of applications serve the public and private business sectors with uses in commercial, institutional and telecommunications markets. The subsidiaries of Miller Buildings Systems, Inc. operate from six locations in the continental United States. Miller Building Systems, Inc. is a public company trading on the NASDAQ under the symbol MTIK.
                                     # # #

For further information contact:

     Edward C. Craig                              Thomas J. Martini
     President and Chief             or           Secretary and Treasurer
     Executive Officer
     (219) 295-1214                               (219) 295-1214







                                       5

                                                       Exhibit 20.2

                                        Miller Building Systems, Inc.
                                        P.O. Box 1283
                                        Elkhart, Indiana  46515
                                        (219) 295-1214
                                        FAX (219) 295-2232

FOR IMMEDIATE RELEASE

( MTIK - NASDAQ )

February 28, 1996

                         MILLER BUILDING SYSTEMS, INC.
                   Announces $1.9 Million Supply Contract for
                         Miller Telecom Services, Inc.

MILLER BUILDING SYSTEMS, INC. ("Miller") and its subsidiary MILLER TELECOM SERVICES, INC. ("Telecom") announces a $1.9 million supply contract with Motorola. Under the contract Telecom will provide equipment shelters for Phase 1 of the Michigan Public Safety Communication System. This is the first phase of the teaming agreement with Motorola announced in January 1995.

Production of shelters for Phase 1, of the four phase project, has begun, with completion scheduled for early June 1996. The overall completion of Phase 1, to be accepted by the State, is scheduled for mid-December 1996. Upon Phase 1 completion and acceptance, Phase 2 will be released. Phase 2, production is scheduled to start in March 1997, with completion scheduled for October 1997. Phase 3, production is scheduled to start in November 1997, with completion scheduled for July 1998. Phase 4, production is scheduled to start in July 1998, with completion scheduled for March 1999. The overall project completion is targeted for December 1999.

Edward C. Craig, President and Chief Executive Officer, of Miller, stated "Phase 1 of the Motorola agreement marks the beginning of Telecom's first major contract and further establishes Telecom as a significant competitor in the telecommunication industry."

Miller Building Systems, Inc. through its subsidiaries, Miller Structures, Inc. and Miller Telecom, Inc. markets, designs, fabricates, and distributes building modules. These modules are completed in the factory to provide finished units at the job site. A broad variety of applications serve the public and private business sectors with uses in commercial, institutional and telecommunications markets. The subsidiaries of Miller Buildings Systems, Inc. operate from six locations in the continental United States. Miller Building Systems, Inc. is a public company trading on the NASDAQ under the symbol MTIK.
                                     # # #

For further information contact:

     Edward C. Craig                              Thomas J. Martini
     President and Chief             or           Secretary and Treasurer
     Executive Officer
     (219) 295-1214                               (219) 295-1214
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